GOF P-11 12/09

                        SUPPLEMENT DATED DECEMBER 4, 2009
                      TO THE CURRENTLY EFFECTIVE PROSPECTUS
                           OF EACH OF THE LISTED FUNDS

                               FRANKLIN MONEY FUND

                       FRANKLIN TEMPLETON MONEY FUND TRUST
                          Franklin Templeton Money Fund


The Prospectus is amended as follows:

I. The first paragraph under the "Distributions and Taxes - Income and Capital Gain Distributions" section is revised as follows:

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to declare income dividends from its net investment income each day that its net asset value (NAV) is calculated and pay them daily. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.